As filed with the U.S. Securities and Exchange Commission on January 30, 2007

Securities Act File No. 33-40603

Investment Company Act File No. 811-06310

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 37

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 39 (Check appropriate box or boxes.)

Legg Mason Partners Variable Portfolios II*

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Variable Portfolios IV

300 First Stamford Place

Stamford, Connecticut

(Name and Address of Agent for Service)

COPY TO:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on the 75th day following the date of this filing pursuant to paragraph (a) of Rule 485.

*	This filing relates solely to shares of the Trust’s series Legg Mason Partners Variable Global High Yield Bond Portfolio and Legg Mason Partners Variable Strategic Bond Portfolio.

PROSPECTUS

                , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Global High Yield Bond Portfolio Class I

The fund’s investment manager is Legg Mason Partners Fund Advisor, LLC a subsidiary of Legg Mason, Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Global High Yield Bond
Portfolio Class I

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and goverance purposes with other Legg Mason Partners funds that are predominantly fixed-income type funds. Any information in this prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Fund goals, strategies and risks

This section summarizes the fund’s key investments and the principal risks of investing in the fund. See “More on the fund’s investments and related risks — Additional investments and investment techniques” in this prospectus and the statement of additional information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Key investments

The fund invests primarily in high yield fixed income securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets. The fund may also invest up to 20% of its assets in equity and equity related securities and invest up to 100% of its assets in securities of foreign issuers. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit quality: The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the portfolio managers select the fund’s investments

Individual security selection is driven by the portfolio managers’ economic view, industry outlook and rigorous credit analysis. The portfolio managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The portfolio managers allocate the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the portfolio managers employ fundamental analysis and considers the following factors:

■	The strength of the issuer’s financial resources;
■	The issuer’s sensitivity to economic conditions and trends;
■	The issuer’s operating history; and
■	Experience and track record of issuer’s management or political leadership.

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any, of the following occurs:

■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio.
■	The portfolio managers’ judgment about the attractiveness, relative value or credit quality of a particular security proves to be incorrect.
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk; or
■	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
■	During periods of low interest rates, the fund’s income may decrease.

High yield securities are considered speculative and, compared to investment grade securities, tend to have the following risks:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities.

Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable.
■	Economic, political and social developments significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

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Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the Class I shares’ performance from year to year and by showing how the Class I shares’ performance compares with the return of one or more broad based market indexes. The performance information shown below is that of the fund’s predecessor. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Class I shares’ performance indicated does not reflect variable annuity and life insurance contract charges, which, if included, would lessen performance. The performance does reflect certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class I shares.

Total Return for Class I Shares

Quarterly returns (for the periods shown in the bar chart):

Highest:                                 ; Lowest:

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return of Class I shares for the periods shown to that of the Citigroup High-Yield Market Index (“Citigroup Index”), a broad-based unmanaged index of high yield securities. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2006)

	Inception Date	1 Year	5 Years	Since Inception
Fund Class I shares	5/1/98%		%	%

Citigroup Index (reflects no deduction for fees, expenses or taxes)	5/1/98%		%	%

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Fee table

This table sets forth the fees and expenses you will pay if you invest in Class I shares of the fund. Your actual fees and expenses may be higher than shown. The fee table does not reflect variable annuity or insurance contract charges, which, if included, would increase the overall fees and expenses.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Average Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	%

Distribution and service (12b-1) fees	Not Applicable

Other expenses*†	%

Total annual fund operating expenses**	%

*	The fund management fee is payable in accordance with the following fee schedule: 0.800% on average daily net assets up to and including $1 billion; 0.775% on average daily net assets over $1 billion up to and including $2 billion; 0.750% on average daily net assets over $2 billion up to and including $5 billion and 0.700% on average daily net assets over $5 billion. The fee information in the table has been restated to reflect the current management fee, as it was changed effective October 1, 2005.

**	The manager has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund for certain expenses so that the total annual operating expenses of the Class I shares will not exceed 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.

†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in Class I shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example does not reflect variable annuity or life insurance contract charges, which, if included, would increase the cost of your investment. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$	$	$	$

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More on the fund’s investments and related risks

This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use to achieve its objective. Of course, there is no assurance that the fund will achieve its objective.

Additional investments and investment techniques

The fund’s investment objective and its principal investment strategies and risks are described under “Fund goals, strategies and risks.”

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

High Yield Bond Portfolio

Although the fund invests at least 80% of its assets in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in securities of foreign issuers.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset- backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging market investments” and “Sovereign government and supranational debt” below.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Credit quality

Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities

Securities are investment grade if they:

■	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	Have received a comparable short-term or other rating; or
■	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

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Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

Foreign and emerging market investments

The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Participations in loans between emerging market governments and financial institutions; and

8         Legg Mason Partners Funds

■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Derivatives and hedging techniques

The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

■	As a substitute for buying or selling securities; and
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Legg Mason Partners Variable Global High Yield Bond Portfolio          9

Insurance regulation

The fund provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund’s intention to operate in compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

The separate accounts are also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information.

More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information.

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Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadvisers.

Western Asset established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of                     , 2007, Western Asset’s total assets under management were approximately $         billion.

LMPFA and Western Asset Management are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of                     , 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
S. Kenneth Leech	Since 2006	Chief Investment Officer of Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, since 1998.

Stephen A. Walsh	Since 2006	Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan	Since 2006	Portfolio manager for Western Asset since 2005. Prior to joining Western Asset, Mr. Buchanan was a managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; and a managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

Timothy J. Settel	Since 2006	Employee of SaBAM since 2006 and research analyst at Western Asset since 2001; portfolio manager at Lazard Freres & Co. from 1995-2001.

Ian R. Edmonds	Since 2006	Portfolio manager for Western Asset since 1994.

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The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed and the portfolio managers’ ownership of securities of the fund.

Management fees

During the fund’s fiscal year ended December 31, 2006, the fund paid a management fee of         % of the fund’s average daily net assets for advisory and administrative services. For the period from January 1, 2006 through July 31, 2006, the fund paid SaBAM a management fee equal to         % of the fund’s average daily net assets. For the period from August 1, 2006 through December 31, 2006, the fund paid LMPFA a management fee equal to         % of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2006.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC and Citigroup Global Markets Inc., (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1

12         Legg Mason Partners Funds

million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, and CGMI, a registered broker-dealer, serve as the fund’s distributors.

The fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

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Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

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Share transactions

Availability of the fund

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate prospectus to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	The New York Stock Exchange (the “NYSE”) is closed;

Legg Mason Partners Variable Global High Yield Bond Portfolio          15

■	Trading on the NYSE is restricted;
■	An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
■	As permitted by an SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account.

Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts through intermediaries such as insurance company

16         Legg Mason Partners Funds

separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time), as the manger believes these valuation typically reflect the largest trading volume in the foreign currency market. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by

Legg Mason Partners Variable Global High Yield Bond Portfolio          17

independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the portfolio managers from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.

18         Legg Mason Partners Funds

Dividends, distributions and taxes

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
High Yield Bond Portfolio	annually	annually	income

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

Legg Mason Partners Variable Global High Yield Bond Portfolio          19

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I shares assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 in the following table has been derived from the fund’s financial statements, which have been audited by [                    ], an independent registered public accounting firm, whose report, along with the predecessor fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by an other independent registered public accounting firm. The financial information shown below is that of the fund’s predecessor.

For a Class I share outstanding throughout each year ended December 31:

	2006	2005(1)	2004(1)	2003	2002
Net asset value, beginning of year		$9.88	$9.47	$8.11	$8.13

Income (Loss) from operations:
Net investment income		0.67	0.71	0.72	0.73
Net realized and unrealized gain (loss)		(0.29)	0.34	1.24	(0.14)

Total income from operations		0.38	1.05	1.96	0.59

Less distributions from:
Net investment income		(0.61)	(0.64)	(0.60)	(0.61)
Net realized gains		(0.17)	—	—	—

Total distributions		(0.78)	(0.64)	(0.60)	(0.61)

Net asset value, end of year		$9.48	$9.88	$9.47	$8.11

Total return(2)		3.81%	11.09%	24.20%	7.31%

Net assets, end of year (000s)		$51,913	$47,916	$39,799	$20,469

Ratios to average net assets:
Gross expenses		1.10%	1.14%	1.27%	1.52%
Net expenses(3)(4)		1.00	1.00	1.00	1.00
Net investment income		6.72	7.28	7.86	8.97

Portfolio turnover rate		53%	51%	50%	99%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(3)	The investment manager voluntarily waived all or a portion of its fees. Such waivers and/or expense reimbursements are voluntary and may be terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

20         Legg Mason Partners Funds

(Investment Company Act file no. [            ])

Legg Mason Partners Variable Global High Yield Bond Portfolio Class I

Additional information about the fund

Shareholder reports Additional information about the fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Legg Mason Partners Shareholder Services at 1-800-451-2010, or by writing the fund at Legg Mason Partners Variable Global High Yield Bond Portfolio, 125 Broad Street, New York, NY 10004. The fund’s web site does not make available its statement of additional information and shareholder reports because the web site is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

                         , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Global High Yield Bond Portfolio

Class II

The fund’s investment manager is Legg Mason Partners Fund Advisor, LLC, a subsidiary of Legg Mason, Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Global High Yield Bond Portfolio

Class II

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Fund goals, strategies and risks

This section summarizes the fund’s key investments and the principal risks of investing in the fund. See “More on the fund’s investments and related risks — Additional investments and investment techniques” in this prospectus and the statement of additional information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Key investments

The fund invests primarily in high yield fixed income securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets. The fund may also invest up to 20% of its assets in equity and equity related securities and invest up to 100% of its assets in securities of foreign issuers. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit quality: The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the portfolio managers select the fund’s investments

Individual security selection is driven by the portfolio managers’ economic view, industry outlook and rigorous credit analysis. The portfolio managers then select those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risk presented by these securities. The portfolio managers allocate the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the portfolio managers employ fundamental analysis and considers the following factors:

■	The strength of the issuer’s financial resources;
■	The issuer’s sensitivity to economic conditions and trends;
■	The issuer’s operating history; and
■	Experience and track record of issuer’s management or political leadership.

2         Legg Mason Partners Funds

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
■	Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund’s portfolio.
■	The portfolio managers’ judgment about the attractiveness, relative value or credit quality of a particular security proves to be incorrect.
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk; or
■	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.
■	During periods of low interest rates, the fund’s income may decrease.

High yield securities are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Negative market sentiment towards high yield securities depresses the price and liquidity of high yield securities.

Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable.
■	Economic, political and social developments significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated to do so.

Legg Mason Partners Variable Global High Yield Bond Portfolio         3

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the Class II shares’ performance from year to year and by showing how the Class II shares’ performance compares with the return of one or more broad based market indexes. The performance information shown below is that of the fund’s predecessor. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Class II shares’ performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance. The fund’s performance does reflect certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class II shares.

Total Return for Class II Shares

Quarterly returns (for the period shown in the bar chart):

Highest:          in                     ; Lowest:

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return of Class II shares for the periods shown to that of the Citigroup High-Yield Market Index (“Citigroup Index’’), a broad-based unmanaged index of high yield securities. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2006)

	Inception Date	1 Year	Since Inception
Fund Class II shares	2/26/04%		%

Citigroup Index (reflects no deduction for fees, expenses or taxes)	2/26/04%		%

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in Class II shares of the fund. Your actual fees and expenses may be higher than shown. The fee table does not reflect variable annuity or insurance contract charges, which, if included, would increase the overall fees and expenses.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Average Fund Operating Expenses

(paid by the Fund as a % of net assets)
Management fees*	%

Distribution and service (12b-1) fees	0.25%

Other expenses*†	%

Total annual fund operating expenses**	%

*	The fund management fee is payable in accordance with the following fee schedule: 0.800% on average daily net assets up to and including $1 billion; 0.775% on average daily net assets over $1 billion up to and including $2 billion; 0.750% on average daily net assets over $2 billion up to and including $5 billion and 0.700% on average daily net assets over $5 billion. The fee information in the table has been restated to reflect the current management fee, as it was changed effective October 1, 2005.

**	The manager has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund for certain expenses so that the total annual operating expenses of Class II shares will not exceed 1.25%. The manager may discontinue this waiver at any time.

†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in Class II shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example does not reflect variable annuity or life insurance contract charges, which, if included, would increase the cost of your investment. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$	$	$	$

Legg Mason Partners Variable Global High Yield Bond Portfolio         5

More on the fund’s investments and related risks

This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use to achieve its objective. Of course, there is no assurance that the fund will achieve its objective.

Additional investments and investment techniques

The fund’s investment objective and its principal investment strategies and risks are described under “Fund goals, strategies and risks.”

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

High Yield Bond Portfolio

Although the fund invests at least 80% of its assets in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in securities of foreign issuers.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging market investments” and “Sovereign government and supranational debt” below.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

6         Legg Mason Partners Funds

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Credit quality

Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities

Securities are investment grade if they:

■	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	Have received a comparable short-term or other rating; or
■	Are unrated securities that the portfolio managers believe are of comparable quality to investment grade securities.

High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Legg Mason Partners Variable Global High Yield Bond Portfolio         7

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

Foreign and emerging market investments

The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Participations in loans between emerging market governments and financial institutions; and

8         Legg Mason Partners Funds

■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Derivatives and hedging techniques

The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

■	As a substitute for buying or selling securities; and
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights’’ section of this prospectus shows the fund’s historical portfolio turnover rate.

Legg Mason Partners Variable Global High Yield Bond Portfolio         9

Insurance regulation

The fund provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund’s intention to operate in compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

The separate accounts are also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information.

More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information.

10         Legg Mason Partners Funds

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadvisers.

Western Asset established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of                     , 2007, Western Asset’s total assets under management were approximately $         billion.

LMPFA and Western Asset Management are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of                     , 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Manager/Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
S. Kenneth Leech	Since 2006	Chief Investment Officer of Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, since 1998.

Stephen A. Walsh	Since 2006	Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan	Since 2006	Portfolio manager for Western Asset since 2005. Prior to joining Western Asset, Mr. Buchanan was a managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; and a managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

Timothy J. Settel	Since 2006	Employee of SaBAM since 2006 and research analyst at Western Asset since 2001; portfolio manager at Lazard Freres & Co. from 1995-2001.

Ian R. Edmonds	Since 2006	Portfolio manager for Western Asset since 1994.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed and the portfolio managers’ ownership of securities of the fund.

Legg Mason Partners Variable Global High Yield Bond Portfolio         11

Management fees

During the fund’s fiscal year ended December 31, 2006, the fund paid a management fee of         % of the fund’s average daily net assets for advisory and administrative services. For the period from January 1, 2006 through July 31, 2006, the fund paid SaBAM a management fee equal to         % of the fund’s average daily net assets. For the period from August 1, 2006 through December 31, 2006, the fund paid LMPFA a management fee equal to         % of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Director’s approval of the fund’s management agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2006.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC and Citigroup Global Markets Inc., (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a

12         Legg Mason Partners Funds

plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, and CGMI, a registered broker-dealer, serve as the fund’s distributors.

Plan of distribution

The fund has adopted a Rule 12b-1 distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the Class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges.

In addition, the fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the

Legg Mason Partners Variable Global High Yield Bond Portfolio         13

fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

14         Legg Mason Partners Funds

Share transactions

Availability of the fund

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

The fund also offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund or its agent will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	The New York Stock Exchange (the “NYSE”) is closed;

Legg Mason Partners Variable Global High Yield Bond Portfolio         15

■	Trading on the NYSE is restricted;
■	An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
■	As permitted by an SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account.

Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies and procedures discussed above apply to any account, including accounts through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its

16         Legg Mason Partners Funds

customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes these valuations typically reflect the largest trading volume in the foreign currency market. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing

Legg Mason Partners Variable Global High Yield Bond Portfolio         17

prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the managers believe that they are unreliable, the managers will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the portfolio managers from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.

18         Legg Mason Partners Funds

Dividends, distributions and taxes

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code of 1986 (the “Code’’), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
High Yield Bond Portfolio	annually	annually	income

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

Legg Mason Partners Variable Global High Yield Bond Portfolio         19

Financial Highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class II shares since inception. Certain information reflects financial results for a single Class II share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class II shares assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 in the following table has been derived from the fund’s financial statements, which have been audited by [            ], an independent registered public accounting firm, whose report, along with the predecessor fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the period ended on December 31, 2004 in the following table were audited by an other independent registered public accounting firm. The financial information shown below is that of the fund’s predecessor.

For a Class II share outstanding throughout each year or the period ended December 31:

	2006	2005(1)	2004(1)(2)
Net asset value, beginning of period		$9.90	$9.53

Income (loss) from operations:
Net investment income		0.65	0.54
Net realized and unrealized gain (loss)		(0.30)	0.44

Total income from operations		0.35	0.98

Less distributions from:
Net investment income		(0.58)	(0.61)
Net realized gains		(0.17)	—

Total distributions		(0.75)	(0.61)

Net asset value, end of period		$9.50	$9.90

Total return(3)		3.55%	10.29%

Net assets, end of period (000s)		$20,057	$7,117

Ratios to average net assets:
Gross expenses		1.41%	1.67	%(4)
Net expenses(5)(6)		1.25	1.25	(4)
Net investment income		6.48	6.91	(4)

Portfolio turnover rate		53%	51%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period February 26, 2004 (inception date) to December 31, 2004.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for the period shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment manager voluntarily waived a portion of its fees and reimbursed expenses. Such waivers and/or expense reimbursements are voluntary and may be terminated at any time.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

20         Legg Mason Partners Funds

(Investment Company Act file no. [                    ])

Legg Mason Partners

Variable Global High Yield Bond Portfolio

Class II

Additional information about the fund

Shareholder reports Additional information about the fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing Legg Mason Partners Variable Global High Yield Bond Portfolio, 125 Broad Street, New York, NY 10004. The fund’s web site does not make available its statement of additional information and shareholder reports because the web site is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Variable Strategic Bond Portfolio

Class I

The fund’s investment manager is Legg Mason Partners Fund Advisor, LLC, a subsidiary of Legg Mason, Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Strategic Bond Portfolio Class I

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Fund goals, strategies and risks

This section summarizes the fund’s key investments and the principal risks of investing in the fund. See “More on the fund’s investments and related risks — Additional investments and investment techniques” in this prospectus and the statement of additional information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Key investments

The fund invests primarily in a globally diverse portfolio of fixed income securities. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the international market for fixed income securities:

■	U.S. government obligations;
■	Investment and non-investment grade U.S. and foreign corporate debt;
■	Mortgage and asset-backed securities; and
■	Investment and non-investment grade sovereign debt, including issuers in emerging markets.

The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets. Such securities may be non-U.S. dollar denominated. The fund may also invest up to 20% of its assets in equity and equity related securities.

This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit quality: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, in unrated securities of equivalent quality as determined by the portfolio managers. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the portfolio managers select the fund’s investments

The portfolio managers use a combination of quantitative models which seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions to create an optimal risk/return allocation of the fund’s assets among various

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segments of the fixed income market. After the portfolio managers make their sector allocations, the portfolio managers use traditional credit analysis to identify individual securities for the fund’s portfolio.

In selecting corporate debt for investment, the manager considers the issuer’s:

■	Financial condition;
■	Sensitivity to economic conditions and trends;
■	Operating history; and
■	Experience and track record of management.

In selecting foreign government debt for investment, the manager considers the following factors:

■	Economic and political conditions within the issuer’s country;
■	Overall and external debt levels and debt service ratios;
■	Access to capital markets; and
■	Debt service payment history.

In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

■	Yield curve shifts;
■	Credit quality; and
■	Changing prepayment patterns.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk;
■	During periods of low interest rates, the fund’s income may decrease; or
■	The portfolio managers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the fund may have especially volatile prices and may have a disproportionate effect on the fund’s share price.

High yield securities are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;

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■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession;
■	Economic, political and social developments may significantly disrupt the financial markets interfere with the fund’s ability to enforce its rights against foreign government issuers; and
■	Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

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Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the Class I shares’ performance from year to year and by showing how the Class I shares’ performance compares with the return of one or more broad based market indexes. The performance information shown below is that of the fund’s predecessor. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Class I shares’ performance indicated does not reflect variable annuity and life insurance contract charges, which, if included, would lessen performance. The performance does reflect certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class I shares.

Total Return for Class I Shares

Quarterly returns (for the periods shown in the bar chart):

Highest:                             ; Lowest:

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return of Class I shares for the periods shown to that of the Lehman Brothers U.S. Aggregate Bond Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2006)

	Inception Date	1 Year	5 Years	Since Inception
Fund Class I shares	2/17/98%		%	%

Lehman Brothers U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	2/28/98%		%	%

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Fee Table

This table sets forth the fees and expenses you will pay if you invest in Class I shares of the fund. Your actual fees and expenses may be higher than shown. The fee table does not reflect variable annuity or insurance contract charges, which, if included, would increase the overall fees and expenses.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees	%

Distribution and service (12b-1) fees	Not Applicable

Other expenses†	%

Total annual fund operating expenses**	%

*	The fund management fee is payable in accordance with the following fee schedule: 0.650% on average daily net assets up to and including $1 billion; 0.625% on average daily net assets over $1 billion up to and including $2 billion; 0.600% on average daily net assets over $2 billion up to and including $5 billion; 0.575% on average daily net assets over $5 billion up to and including $10 billion and 0.550% on average daily net assets over $10 billion. The fee information in the table has been restated to reflect the current management fee, as it was changed effective October 1, 2005.

**	The manager has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund for certain expenses so that the total annual operating expenses of Class I shares will not exceed 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.

†	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

Example

This example helps you compare the cost of investing in Class I shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example does not reflect variable annuity or life insurance contract charges, which, if included, would increase the cost of your investment. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$	$	$	$

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More on the fund’s investments and related risks

This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use to achieve its objective. Of course, there is no assurance that the fund will achieve its objective.

Additional investments and investment techniques

The fund’s investment objective and its principal investment strategies and risks are described under “Fund goals, strategies and risks.”

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

Strategic Bond Portfolio

Although the fund invests at least 80% of its assets in fixed income securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging market investments” and “Sovereign government and supranational debt” below.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

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The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may also enter into mortgage dollar roll transactions to earn income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Credit quality

Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities

Securities are investment grade if they:

■	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	Have received a comparable short-term or other rating; or
■	Are unrated securities that the manager believes are of comparable quality to investment grade securities.

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High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

Foreign and emerging market investments

The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issues or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;

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■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries;
■	Participations in loans between emerging market governments and financial institutions; and
■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Derivatives and hedging techniques

The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

■	As a substitute for buying or selling securities; and
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

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Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Insurance regulation

The fund provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund’s intention to operate in compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

The separate accounts are also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information.

More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information.

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Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) provide the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadvisers.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. Western Asset established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, and Western Asset Limited, with offices at 10 Exchange Place, London, England, act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of                     , 2007, Western Asset’s total assets under management were approximately $         billion, of which approximately $         billion was managed by Western Asset Limited.

LMPFA, ClearBridge, Western Asset Management and Western Asset Limited, are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of                     , 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
S. Kenneth Leech	Since 2006	Chief Investment Officer of Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, since 1998.

Stephen A. Walsh	Since 2006	Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner	Since 2006	Employee of SaBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

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Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
Michael C. Buchanan	Since 2006	Portfolio manager for Western Asset since 2005; managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

Detlev Schlichter, CAM Ltd.	February 2006	Co-portfolio manager of the fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2001; Director of European Bond Team of Merrill Lynch Investment Managers from 1998 to 2001.

Andres Sanchez-Balcazar, CAM Ltd.	February 2006	Co-portfolio manager of the fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2005; Director of European Bond Team of Merrill Lynch Investment Managers from 2000 to 2004.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed and the portfolio manager’s ownership of securities of the fund.

Management fees

During the fund’s fiscal year ended December 31, 2006, the fund paid a management fee of         % of the fund’s average daily net assets for advisory and administrative services. For the period from January 1, 2006 through July 31, 2006, the fund paid SaBAM a management fee equal to         % of the fund’s average daily net assets. For the period from August 1, 2006 through December 31, 2006, the fund paid LMPFA a management fee equal to         % of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Director’s approval of the fund’s management agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2006.

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Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC and Citigroup Global Markets Inc., (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been

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required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, and CGMI, a registered broker-dealer, serve as the fund’s distributors.

The fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described by the distributors and/or their affiliates above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

Legg Mason Partners Variable Strategic Bond Portfolio         15

Share transactions

Availability of the fund

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

The fund also offers Class II shares, which are subject to a distribution fee and are offered through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	The New York Stock Exchange (the “NYSE”) is closed;

16         Legg Mason Partners Funds

■	Trading on the NYSE is restricted;
■	An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
■	As permitted by an SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account.

Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers

Legg Mason Partners Variable Strategic Bond Portfolio         17

in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time as the manager believes these valuations typically reflect the largest trading volume in the foreign currency market. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing

18         Legg Mason Partners Funds

prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.

Legg Mason Partners Variable Strategic Bond Portfolio         19

Dividends, distributions and taxes

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Strategic Bond Portfolio	annually	annually	income

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

20         Legg Mason Partners Funds

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I shares assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 in the following table has been derived from the fund’s financial statements, which have been audited by [                    ], an independent registered public accounting firm, whose report, along with the predecessor fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by an other independent registered public accounting firm. The financial information shown below is that of the fund’s predecessor.

For a Class I share outstanding throughout each year ended December 31:

	2006		2005(1)		2004		2003	2002
Net asset value, beginning of year			$10.88		$10.89		$10.39	$10.02

Income (loss) from operations:
Net investment income			0.50		0.52		0.56	0.51
Net realized and unrealized gain (loss)			(0.23)		0.20		0.81	0.37

Total income from operations			0.27		0.72		1.37	0.88

Less distributions from:
Net investment income			(0.53)		(0.53)		(0.61)	(0.51)
Net realized gains			(0.31)		(0.20)		(0.26)	—

Total distributions			(0.84)		(0.73)		(0.87)	(0.51)

Net asset value, end of year			$10.31		$10.88		$10.89	$10.39

Total return(2)			2.47%		6.65%		13.23%	8.84%

Net assets, end of year (000s)			$103,132		$102,739		$97,277	$77,332

Ratios to average net assets:
Gross expenses			0.96%		0.98%		1.00%	1.03%
Net expenses			0.96	(3)	0.98	(3)	1.00 (3)	1.02 (4)
Net investment income			4.58		4.76		4.96	5.80

Portfolio turnover rate	%	(5)	104	%(5)	70	%(5)	72%	54%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

(4)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be terminated at any time.

(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been %, 533% and 441% for the years ended December 31, 2006, 2005 and 2004, respectively.

Legg Mason Partners Variable Strategic Bond Portfolio         21

(Investment Company Act file no. [            ])

[            ]

Legg Mason Partners

Variable Strategic Bond Portfolio Class I

Additional information about the fund

Shareholder reports Additional information about the fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing the fund at Legg Mason Partners Variable Strategic Bond Portfolio, 125 Broad Street, New York, NY 10004. The fund’s web site does not make available its statement of additional information and shareholder reports because the web site is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

            , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Variable Strategic Bond Portfolio

Class II

The fund’s investment manager is Legg Mason Partners Fund Advisor LLC, a subsidiary of Legg Mason, Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Strategic Bond Portfolio

Class II

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and goverance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this prospectus relating to the fund prior to the date of this prospectus refers to the fund’s predecessor.

Fund goals, strategies and risks

This section summarizes the fund’s key investments and the principal risks of investing in the fund. See “More on the fund’s investments and related risks — Additional investments and investment techniques” in this prospectus and the statement of additional information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Key investments

The fund invests primarily in a globally diverse portfolio of fixed income securities. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the international market for fixed income securities:

■	U.S. government obligations;
■	Investment and non-investment grade U.S. and foreign corporate debt;
■	Mortgage and asset-backed securities; and
■	Investment and non-investment grade sovereign debt, including issuers in emerging markets.

The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets. Such securities may be non-U.S. dollar denominated. The fund may also invest up to 20% of its assets in equity and equity related securities.

This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit quality: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, in unrated securities of equivalent quality as determined by the portfolio managers. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the portfolio managers select the fund’s investments

The manager uses a combination of quantitative models which seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions to create an optimal risk/return allocation of the fund’s assets among various segments of the fixed income market. After the portfolio managers make their sector allocations, the portfolio managers use traditional credit analysis to identify individual securities for the fund’s portfolio.

2         Legg Mason Partners Funds

In selecting corporate debt for investment, the manager considers the issuer’s:

■	Financial condition;
■	Sensitivity to economic conditions and trends;
■	Operating history; and
■	Experience and track record of management.

In selecting foreign government debt for investment, the manager considers the following factors:

■	Economic and political conditions within the issuer’s country;
■	Overall and external debt levels and debt service ratios;
■	Access to capital markets; and
■	Debt service payment history.

In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

■	Yield curve shifts;
■	Credit quality; and
■	Changing prepayment patterns.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk;
■	During periods of low interest rates, the fund’s income may decrease; or
■	The portfolio managers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the fund may have especially volatile prices and may have a disproportionate effect on the fund’s share price.

High yield securities are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and

Legg Mason Partners Variable Strategic Bond Portfolio         3

■	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable; and
■	Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

4         Legg Mason Partners Funds

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the Class I shares’ performance from year to year and by showing how the Class I shares’ performance compares with the return of one or more broad based market indexes. The performance information shown below is that of the fund’s predecessor. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Class I shares’ performance indicated does not reflect variable annuity or life insurance contract charges, which, if included, would lessen performance. The fund’s performance does reflect certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because no Class II shares were outstanding as of December 31, 2006. Class I and Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.

Total return

The bar chart and quarterly returns show the performance of the fund’s Class I shares.

Total Return for Class I Shares

Quarterly returns (for the periods shown in the bar chart):

Highest:                             ; Lowest:

Legg Mason Partners Variable Strategic Bond Portfolio         5

Comparative performance

The table indicates the risk of investing in the fund by comparing the average annual total return of Class I shares for the periods shown to that of the Lehman Brothers U.S. Aggregate Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investor cannot invest directly in an index.

Average Annual Total Returns (calendar years ended December 31, 2006)

	Inception Date	1 Year	5 Years	Since Inception
Fund Class I shares	2/17/98%		%	%

Lehman Brothers U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	2/28/98%		%	%

Fee table

This table sets forth the fees and expenses you will pay if you invest in Class II shares of the fund. Your actual fees and expenses may be higher than shown. The fee table does not reflect variable annuity or insurance contract charges, which, if included, would increase the overall fees and expenses.

Shareholder Fees

(paid directly from your investment)
Maximum sales charge on purchases	Not Applicable

Maximum deferred sales charge on redemptions	Not Applicable

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)
Management fees*	%

Distribution and service (12b-1) fees	0.25%

Other expenses**‡	%

Total annual fund operating expenses*†	%

*	The fund management fee is payable in accordance with the following fee schedule: 0.650% on average daily net assets up to and including $1 billion; 0.625% on average daily net assets over $1 billion up to and including $2 billion; 0.600% on average daily net assets over $2 billion up to and including $5 billion; 0.575% on average daily net assets over $5 billion up to and including $10 billion and 0.550% on average daily net assets over $10 billion. The fee information in the table has been restated to reflect the current management fee, as it was changed effective October 1, 2005.

**	For Class II shares, “Other Expenses” have been estimated based upon expenses incurred by Class I shares (Class I shares are offered through a separate prospectus) because no Class II shares were outstanding during the fiscal year ended December 31, 2005.

‡	“Other expenses” reflect the estimated effect of new transfer agency and custody contracts which were effective January 1, 2006.

†	The manager has voluntarily agreed to waive a portion of its management fee and/or reimburse the fund for certain expenses so that the total annual operating expenses of Class II shares will not exceed 1.25% for Class II shares. The manager may discontinue this waiver and/or reimbursement at any time.

6         Legg Mason Partners Funds

Example

This example helps you compare the cost of investing in Class II shares of the fund with other mutual funds. Your actual cost may be higher or lower. This example does not reflect variable annuity or life insurance contract charges, which, if included, would increase the cost of your investment. The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be	$	$	$	$

Legg Mason Partners Variable Strategic Bond Portfolio         7

More on the fund’s investments and related risks

This section provides additional information about the fund’s investments and certain portfolio management techniques the fund may use to achieve its objective. Of course, there is no assurance that the fund will achieve its objective.

Additional investments and investment techniques

The fund’s investment objective and its principal investment strategies and risks are described under “Fund goals, strategies and risks.”

Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

Strategic bond portfolio

Although the fund invests at least 80% of its assets in fixed income securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets.

Equity investments

Subject to its particular investment policies, the fund may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Fixed income investments

Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participations and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See “Foreign and emerging market investments” and “Sovereign government and supranational debt” below.

Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

8         Legg Mason Partners Funds

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may also enter into mortgage dollar roll transactions to earn income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Credit quality

Securities are rated by different agencies and if a security receives different ratings from the agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities

Securities are investment grade if they:

■	Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	Have received a comparable short-term or other rating; and
■	Are unrated securities that the manager believes are of comparable quality to investment grade securities.

Legg Mason Partners Variable Strategic Bond Portfolio         9

High yield, lower quality securities

The fund may invest in fixed income securities that are high yield, lower quality securities rated below investment grade by a recognized rating agency or unrated securities determined by the manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

Foreign and emerging market investments

The fund may invest in foreign securities, including emerging market issuers, or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.

These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;

10         Legg Mason Partners Funds

■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Participations in loans between emerging market governments and financial institutions; and
■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Derivatives and hedging techniques

The fund may use derivative contracts, including, but not limited to, futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including, against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

■	As a substitute for buying or selling securities; and
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

The fund may engage in active and frequent trading to achieve its principal investment objective. Frequent trading increases transaction costs, which include not only brokerage

Legg Mason Partners Variable Strategic Bond Portfolio         11

commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights” section of this prospectus shows the fund’s historical portfolio turnover rate.

Insurance regulation

The fund provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund’s intention to operate in compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

The separate accounts are also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the statement of additional information.

More information about the fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information.

12         Legg Mason Partners Funds

Management

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) provide the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadvisers.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. Western Asset established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, and Western Asset Limited, with offices at 10 Exchange Place, London, England, act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of                     , 2007, Western Asset’s total assets under management were approximately $         billion, of which approximately $         billion was managed by Western Asset Limited.

LMPFA, ClearBridge, Western Asset Management and Western Asset Limited, are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of                     , 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
S. Kenneth Leech	Since 2006	Chief Investment Officer of Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, since 1998.

Stephen A. Walsh	Since 2006	Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner	Since 2006	Employee of SaBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan	Since 2006	Portfolio manager for Western Asset since 2005; managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

Legg Mason Partners Variable Strategic Bond Portfolio         13

Portfolio Manager/ Portfolio Management Team Members	Portfolio Manager Since	Past 5 years’ business experience
Detlev Schlichter, Western Asset Limited	February 2006	Co-portfolio manager of the fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2001; Director of European Bond Team of Merrill Lynch Investment Managers from 1998 to 2001.

Andres Sanchez-Balcazar, Western Asset Limited	February 2006	Co-portfolio manager of the fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2005; Director of European Bond Team of Merrill Lynch Investment Managers from 2000 to 2004.

The statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed and the portfolio manager’s ownership of securities of the fund.

Management fees

During the fund’s fiscal year ended December 31, 2006, the fund paid a management fee of         % of the fund’s average daily net assets for advisory and administrative services. For the period from January 1, 2006 through July 31, 2006, the fund paid SaBAM a management fee equal to         % of the fund’s average daily net assets. For the period from August 1, 2006 through December 31, 2006, the fund paid LMPFA a management fee equal to         % of the fund’s average daily net assets.

A discussion regarding the basis for the Board of Director’s approval of the fund’s management agreement is available in the fund’s Semi-Annual Report for the period ended June 30, 2006.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC and Citigroup Global Markets Inc., (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory

14         Legg Mason Partners Funds

companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Distributors

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the manager, and CGMI, a registered broker-dealer, serve as the fund’s distributors.

Legg Mason Partners Variable Strategic Bond Portfolio         15

Plan of distribution

The fund has adopted a Rule 12b-1 distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the Class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges.

In addition, the fund’s distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.

16         Legg Mason Partners Funds

Share transactions

Availability of the fund

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company’s variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. The variable insurance products and qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund’s shareholders. The fund reserves the right to reject any specific purchase order.

The fund also offers Class I shares through a separate prospectus. Class I shares are not subject to a distribution fee and are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

Certain insurance companies may have selected, and the distributors may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributors or their affiliates to such insurance company would decrease.

Redemption of shares

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

■	The New York Stock Exchange (the “NYSE”) is closed;

Legg Mason Partners Variable Strategic Bond Portfolio         17

■	Trading on the NYSE is restricted;
■	An emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or
■	As permitted by an SEC order in extraordinary circumstances.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account.

Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. The policies discussed above apply to any account, including such insurance companies separate accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered

18         Legg Mason Partners Funds

into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share price

Shares of the fund may be purchased or redeemed at their net asset value, next determined after receipt of a request in good order. The fund’s net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time as the manager believes these valuations typically reflect the largest trading volume in the foreign currency market. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing

Legg Mason Partners Variable Strategic Bond Portfolio         19

techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable — such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) — may use the fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid — such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

The fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from its underlying account holders before the NYSE closes. If the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will receive the next business day’s price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund’s transfer agent before the transfer agent’s close of business.

20         Legg Mason Partners Funds

Dividends, distributions and taxes

Annual distributions of income and capital gains are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gains, if any, as follows:

Fund	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Strategic Bond Portfolio	annually	annually	income

Participating insurance companies should consult their tax advisors about federal, state and local tax consequences.

Legg Mason Partners Variable Strategic Bond Portfolio         21

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund’s Class I shares for the past 5 years. As of December 31, 2006, no Class II shares of the fund were outstanding. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund’s Class I share assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 in the following table has been derived from the fund’s financial statements, which have been audited by [                    ], an independent registered public accounting firm, whose report, along with the predecessor fund’s financial statements, is included in the annual report (available upon request). The financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm. The financial information shown below is that of the fund’s predecessor.

For a Class I share outstanding throughout each period ended December 31:

	2006	2005(1)		2004		2003	2002
Net asset value, beginning of year		$10.88		$10.89		$10.39	$10.02

Income (loss) from operations:
Net investment income		0.50		0.52		0.56	0.51
Net realized and unrealized gain (loss)		(0.23)		0.20		0.81	0.37

Total income from operations		0.27		0.72		1.37	0.88

Less distributions from:
Net investment income		(0.53)		(0.53)		(0.61)	(0.51)
Net realized gains		(0.31)		(0.20)		(0.26)	—

Total distributions		(0.84)		(0.73)		(0.87)	(0.51)

Net asset value, end of year		$10.31		$10.88		$10.89	$10.39

Total return(2)		2.47%		6.65%		13.23%	8.84%

Net assets, end of year (000s)		$103,132		$102,739		$97,277	$77,332

Ratios to average net assets:
Gross expenses		0.96%		0.98%		1.00%	1.03%
Net expenses		0.96	(3)	0.98	(3)	1.00 (3)	1.02 (4)
Net investment income		4.58		4.76		4.96	5.80

Portfolio turnover rate		104	%(5)	70	%(5)	72%	54%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

(4)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be terminated at any time.

(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been %, 533% and 441% for the years ended December 31, 2006, 2005 and 2004, respectively.

22         Legg Mason Partners Funds

(Investment Company Act file no.               )

FD

Legg Mason Partners

Variable Strategic Bond Portfolio Class II

Additional information about the fund

Shareholder reports Additional information about the fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing the fund at Legg Mason Partners Variable Strategic Bond Portfolio at 125 Broad Street, New York, NY 10004. The fund’s web site does not make available its statement of additional information and shareholder reports because the web site is not currently set up to do so.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C., 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

[                    ], 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

LEGG MASON PARTNERS VARIABLE STRATEGIC BOND PORTFOLIO

125 BROAD STREET

NEW YORK, NEW YORK 10004

800-451-2010

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the current prospectuses of Legg Mason Partners Variable Global High Yield Bond Portfolio (“Global High Yield Bond Portfolio”) and Legg Mason Partners Variable Strategic Bond Portfolio (“Strategic Bond Portfolio”) (each, a “fund” and together, the “funds”). As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name. Each fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and is a series of Legg Mason Partners Variable Portfolios II (the “Trust”), a Massachusetts business trust. Other initiatives, including the election of a new Board and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. If certain remaining initiatives are accomplished, the funds will become a series of Legg Mason Partners Variable Income Trust, a Maryland business trust. Certain historical information contained in the SAI is that of the funds’ predecessors.

Shares of the funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for Variable Annuity (“VA”) contracts and Variable Life Insurance (“VLI”) policies; and (ii) Qualified Pension and Retirement Plans (“Plans”). Accordingly, all references to “shareholders” in each fund Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds is classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a fund’s current Class I Prospectus or Class II Prospectus, each dated , 2007 (each a “Prospectus”). This SAI supplements and should be read in conjunction with a fund’s Prospectus, a copy of which may be obtained, without charge, by writing the Trust at the above address, or by calling the toll-free telephone number listed above, or by visiting Legg Mason Partners’ website at http://www.leggmason.com/InvestorServices.

MANAGEMENT

The business affairs of the funds are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the fund who are not “interested persons” of the fund as defined in 1940 Act (the “Independent Trustees”) and executive officers of the funds, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Funds	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)		Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991

Dean Emeritus and Professor,

Texas A&M University (since

2001); former Interim Chancellor, Texas A&M

University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)

None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)		None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)		None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002); Director and Officer, South Fork Land Foundation	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Attorney and Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	None

INTERESTED TRUSTEE:

R. Jay Gerken , CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	Trustee, Consulting Group Capital Markets Funds

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 100 First Stamford Place, 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. or its predecessors

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

The Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are composed of Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
Interested Trustee
R. Jay Gerken

[As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.]

Information regarding compensation paid by the funds to its recently elected Board and its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of [$            ] plus [$            ] for each regularly scheduled Board meeting attended, [$            ] for each special telephonic Board meeting attended, and [$            ] for each ad hoc telephonic meeting in which that trustee participates. The lead independent trustee will receive an additional [$            ] per year and the Chairs of the Audit Committee and Nominating Committee will each receive an additional [$            ] per year. The fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

Name of Trustee	Aggregate Compensation from the Global High Yield Portfolio (1) (2)	Aggregate Compensation from the Strategic Bond Portfolio (1) (2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses (1) (3)	Total Compensation from Fund Complex Paid to Trustee (1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
Name of Interested Trustee
R. Jay Gerken

(1)	Information is for the calendar year ended December 31, 2006.
(2)	[To be updated by amendment]
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

The following table shows the compensation paid during the calendar year ended December 31, 2006, to each Former Director of the funds. None of the officers of the Trust received any compensation from the funds for such period.

Name of Person	Global High Yield Portfolio For the Fiscal Year Ended 12/31/06	Strategic Portfolio For the Fiscal Year Ended 12/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses (2),(3)	Compensation from Fund Complex Paid to Trustees For the Fiscal Year Ended 12/31/06(1)	Number of Portfolios for Which Trustee Served Within Fund Complex
Independent Trustees
Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse
Interested Trustees
R. Jay Gerken(1)

(1)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation to the manager.
(2)	[To be updated by amendment]
(3)	Pursuant to emeritus retirement plans, the following former Independent Trustees have received or are entitled to receive benefits (calculated on a net present value basis) as follows: : $ ; : $ ; and : $ . These benefits are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Each fund will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the fund an amount equal to 50% of these benefits.

As of April     , 2007, the Trust’s Trustees and officers of each fund, as a group, owned less than 1% of the outstanding shares of common stock of the Trust.

As of April     , 2007, to the knowledge of the funds and the Board, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record more than 5% of the outstanding shares of a fund with the exception of the following:

[TO COME]

INVESTMENT STRATEGIES AND FUND POLICIES

The investment strategies of each of the funds are non-fundamental policies and thus may be changed by the Board without shareholder approval.

Global High Yield Bond Portfolio

Investment Objectives. The fund’s investment objective is to maximize total return, consistent with the preservation of capital. As a secondary objective, the fund will seek capital appreciation. The fund’s shareholders have approved the designation of the fund’s investment objective as non-fundamental. Following the effectuation of this change (expected in the first half of 2007), the fund’s investment objective may be changed by the Board without shareholder approval.

Key Investments. The fund invests primarily in high yield fixed income securities issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. The fund invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets. The fund may also invest up to 20% of its assets in equity and equity related securities and invest up to 100% of its assets in securities of foreign issuers. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in high yield fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit Quality. The fund invests primarily in fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration. The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Equity Securities. Global High Yield Bond Portfolio may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund’s objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such a purchase is appropriate.

Investment Grade Securities. There may be times when, in the portfolio managers’ judgment, conditions in the securities markets would make pursuing the fund’s basic investment strategy inconsistent with the best interests of the fund’s shareholders. At such times, the fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than “Baa” by Moody’s or “BBB” by S&P, or of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities (supported by varying degrees of credit but generally not backed by the full faith and credit of the U.S. Government); commercial paper of issuers rated, at the time of purchase, “A-2” or better by S&P or “P-2” or better by Moody’s or which, in the portfolio managers’ determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in the portfolio managers’ opinion, adverse conditions prevail in the securities markets which makes Global High Yield Bond Portfolio’s investment strategy inconsistent with the best interests of the fund’s shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.

Below Investment Grade Securities. Global High Yield Bond Portfolio intends to invest, under normal market conditions, at least 80% of its assets in below investment grade securities (rated lower than “Baa” by Moody’s or “BBB” by S&P), or in securities determined by the portfolio managers to be of comparable quality. The fund may invest up to 35% of its total assets in fixed-income securities of issuers located in emerging markets. Medium- and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Certain of the debt securities purchased by the fund may be rated as low as “C” by Moody’s or “D” by S&P or may be comparable to securities so rated. An investment in the fund should not be considered as a complete investment program.

In light of the risks associated with high yield debt securities, the portfolio managers will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The portfolio managers will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. Global High Yield Bond Portfolio’s ability to achieve its investment objectives may be more dependent on the portfolio managers’ credit analysis than would be the case if it invested in higher quality debt securities.

Foreign Securities and Sovereign Debt. Global High Yield Bond Portfolio may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund’s assets that can be invested in non-dollar denominated securities. The portfolio managers anticipate that under current market conditions, a significant portion of the fund’s assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund’s exposure to a single market.

The investment manager will have discretion to select the range of durations of the fixed-income securities in which the High Yield Bond Portfolio may invest. The investment manager anticipates that under current market conditions, the fund will have an average portfolio duration of 3 to 7 years. However, the average portfolio duration may vary substantially from time to time depending on economic and market conditions. Duration is an approximate measure of the sensitivity the value of the fund’s portfolio to changes in interest rates.

Strategic Bond Portfolio

Investment Objective. The fund seeks to maximize total return, consistent with the preservation of capital. The fund’s shareholders have approved the designation of the fund’s investment objective as non-fundamental. Following the effectuation of this change (expected in the first half of 2007), the fund’s investment objective may be changed by the Board without shareholder approval.

Key Investments. The fund invests primarily in a globally diverse portfolio of fixed income securities. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund may invest up to 100% of its assets in securities of foreign issuers, including securities of issuers located in emerging markets. Such securities may be non-U.S. dollar denominated. The fund may also invest up to 20% of its assets in equity and equity related securities. This policy is non-fundamental and may be changed without shareholder approval. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change.

Credit Quality. The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, in unrated securities of equivalent quality as determined by the manager. Below investment grade securities are commonly referred to as “junk bonds.”

Duration. The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

General. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the sub-adviser broad discretion to deploy the fund’s assets among certain segments of the fixed-income market that the sub-adviser believes will best contribute to the achievement of the fund’s objectives. At any point in time, the sub-adviser will deploy the fund’s assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. If the fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the fund’s policy is to notify shareholders at least 60 days prior to implementing the change. The sub-adviser has entered into a subadvisory agreement with WAML pursuant to which WAML will provide certain advisory services to the sub-adviser relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the fund.

The portfolio managers will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the portfolio managers will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the portfolio managers will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The portfolio managers will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, the portfolio managers will have discretion to select the range of maturities of the various fixed-income securities in which the fund invests. The weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

U.S. Government Obligations and Mortgage Backed Securities. The fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Strategic Bond Portfolio does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

Equity Securities. Strategic Bond Portfolio may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund’s objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SaBAM’s opinion such purchase is appropriate.

In order to maintain liquidity, Strategic Bond Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, “A-2” or better by S&P or “P-2” or better by Moody’s or which, in the portfolio managers’ determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

Investment Grade Securities. The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody’s or S&P, or, if unrated, deemed by the portfolio managers to be of equivalent quality. While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

Below Grade Investment Securities. In pursuing the Strategic Bond Portfolio’s investment objectives, the fund may invest predominantly in medium or lower-rated securities, commonly known as “junk bonds.” Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the fund’s investment manager does not anticipate investing in excess of 75% of the fund’s assets in domestic and developing country debt securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in the portfolio managers’ determination, the yield available from such securities outweighs their additional risks. The portfolio managers anticipate that under current market conditions, a significant portion of the fund’s assets will be invested in such securities. By investing a portion of the fund’s assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the fund may invest may be rated as low as “C” by Moody’s or “D” by S&P or may be considered comparable to securities having such ratings.

In light of the risks associated with high yield corporate and sovereign debt securities, the portfolio managers will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The portfolio managers will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The fund’s ability to achieve its investment objectives may be more dependent on the portfolio managers’ credit analysis than would be the case if it invested in higher quality debt securities.

Foreign Securities and Sovereign Debt. Strategic Bond Portfolio may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund’s assets that can be invested in non-dollar denominated securities. The portfolio managers anticipates that under current market conditions, a significant portion of the fund’s assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund’s exposure to a single market.

Strategic Bond Portfolio may invest in high yield sovereign debt issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The high yield sovereign debt securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. The portfolio managers expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. The portfolio managers anticipates that the fund’s investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. The portfolio managers also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

Strategic Bond Portfolio may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The fund may also enter into mortgage “dollar rolls.”

ADDITIONAL INVESTMENT STRATEGIES AND RISK FACTORS

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the funds will purchase bank obligations which the portfolio managers believe, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund’s investments, the effect may be to reduce the income received by the fund on such investments.

Borrowing

Each of the funds may borrow in certain limited circumstances. See “Investment Limitations.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager’s strategy and the ability of the fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

Brady Bonds

Global High Yield Bond Portfolio and the Strategic Bond Portfolio also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity, (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

Strategic Bond Portfolio may invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “mortgage assets”). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Strategic Bond Portfolio has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Strategic Bond Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as ADRs, EDRs and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt.

Derivatives

A detailed discussion of derivatives that may be used by the subadvisers on behalf of certain funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. “Derivatives,” as used in each respective fund’s Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts, currency or credit default swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund’s income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the portfolio managers’ abilities to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund’s portfolio securities.

A fund’s ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies.

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the marked-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund’s securities. In addition, the value of a fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the portfolio managers expect that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures. Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and ADRs, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options. As indicated in each respective fund’s Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write “covered” put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in each respective fund’s Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund’s income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, or must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded OTC. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the NYSE Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the portfolio managers expect general stock market prices to rise, a fund might purchase a call option on a stock index or on futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund’s position in such put option or futures contract.

(b) Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.

(c) Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian in accordance with procedures established by the Board of Trustees. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.

Caps, floors and collars are more recent innovations and, accordingly, they are generally less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund’s accrued obligations under the agreement. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund’s obligations with respect to the caps, floors or collars.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the investment manager deems it desirable to do so.

Credit Default Swaps. A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” A fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund’s portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under “Risk Factors Associated with Derivatives.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Trustees. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options, will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risk Factors Associated with Derivatives. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund’s ability to terminate the transactions at times when the portfolio managers deem it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Derivatives Outside the United States. When conducted outside the U.S., derivatives may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Options. A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the portfolio managers must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the portfolio managers deem to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Interest Rate and Equity Swap Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio managers are incorrect in their forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the portfolio managers are correct in their forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund’s risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Equity Equivalents or ETFs

Equity Equivalents or ETFs (so called because they are traded on a stock exchange) are investment company securities that enable investors to purchase or sell shares representing a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such ETFs include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), ishares, and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security would be expected to also lose value.

Unlike shares of typical mutual funds or unit investment trusts, however, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, because the portfolios held by ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day, trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of equity securities.

To the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

Firm Commitments

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Fixed Income Securities

Fixed income securities include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national government, both U.S. and foreign, and supranational entities. Changes in market yields will affect a fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the funds will invest primarily in fixed-income securities, the net asset value of these fund’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

Floating and Variable Rate Instruments

General. Certain funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The portfolio managers or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Liquidity. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Limitations. A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund’s custodian.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

Guaranteed Mortgage Pass-through Securities

Strategic Bond Portfolio may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae

Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

High Yield Securities

Global High Yield Bond Portfolio and Strategic Bond Portfolio may invest without limitation in domestic and foreign “high yield” securities, commonly known as “junk bonds.”

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities as determined by the portfolio managers will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the investment manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the portfolio managers believe it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by a fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.

Inverse Floating Rate Obligations

Certain funds may invest in inverse floating rate obligations, or “inverse floaters.” Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or Cost of Funds Index (“COFI”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Loan Participations and Assignments

The funds may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the Prospectus and this SAI. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Voting rights may pass with the lending of securities.

The Board has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. The determination as to whether a particular loan participation or assignment is liquid or illiquid depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase.

Loans of Portfolio Securities

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the borrower. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the investment manager to be of good standing and will not be made unless, in the judgment of the investment manager the consideration to be earned from such loans would justify the risk.

Valuation. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s loan participations and assignments will be valued in accordance with procedures adopted by the Board taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; (iii) period until next rate reset and maturity of the loan; (iv) recent prices in the market for similar loans; and (v) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See “Net Asset Value.”

Master Demand Notes

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Company, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

Mortgage-Backed Securities

Mortgage-backed securities acquired will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. Strategic Bond Portfolio may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. A mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Mortgage Dollar Rolls

Strategic Bond Portfolio may enter into mortgage “dollar rolls” in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Other Investment Companies

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest, in accordance with the limits of the 1940 Act. Each fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund’s total assets may be invested in the securities of any one investment company. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities. The funds do not intend to invest in such vehicles of funds unless the investment manager determines the potential benefits of such investment justify the payment of any applicable premium. A fund’s investment in certain investment funds will result in special U.S. federal income tax consequences described under “Taxes.”

Privately-issued Mortgage Securities

Strategic Bond Portfolio may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and of failing to maintain the REIT’s exemption from registration under the 1940 Act.

Repurchase Agreements

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the portfolio managers, are deemed creditworthy. The portfolio managers will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the investment manager or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are financial assets subject to each fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

Certain funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a fund’s Board. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Trustees periodically reviews fund purchases and sales of Rule 144A securities.

All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as “restricted securities” which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds’ holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Reverse Repurchase Agreements

Each fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a fund to a broker-dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the fund and are subject to any borrowing limitations set forth under “Investment Limitations” in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a fund’s assets. If a fund enters into a reverse repurchase agreement, the fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Short Sales

Short sales of securities are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the fund). If the fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a fund will lose the benefit of any such appreciation. A fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a fund.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign and Supranational Debt Obligations

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

A fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest, especially in emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in emerging market countries, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Stripped Mortgage Securities

Strategic Bond Portfolio may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, Strategic Bond Portfolio may invest in similar securities such as super POs and levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs are similar in nature to those associated with IOs. The Strategic Bond Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See “Taxes.”

TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Mae”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Variable Amount Master Demand Notes

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund therefore may only invest in a master demand note to the extent that the investment would not violate the fund’s limits on restricted and illiquid securities.

Warrants

Each of the funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery basis” means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Zero Coupon and Payment-in-kind Bonds and Deferred Payment Securities

The funds may invest in zero coupon securities, payment-in-kind (“PIK”) bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those zero coupon bonds.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable fund’s outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below; and (ii) each fund’s investment objective(s) as described in the applicable Prospectus, the other policies and percentage limitations referred to in this SAI and in the applicable Prospectus are not fundamental policies of the funds and may be changed by vote of the Board of Trustees without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the applicable Prospectus is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.

Current Fundamental Investment Restrictions

Neither fund may:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a fund, except that up to 25% of the value of each fund’s total assets may be invested without regard to this restriction and provided that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an “issuer.”

In addition, each fund may not:

(1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund’s investment program may be deemed to be an underwriting;

(2) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

(3) purchase or sell commodities or commodity contracts, except that a fund may engage in derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and this SAI;

(4) make loans, except that (a) a fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a fund may enter into repurchase agreements with respect to portfolio securities, (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

(5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

(6) issue any senior security except as permitted by the 1940 Act.

Each fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SaBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such fund. In such event, the fund’s applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

Proposed Fundamental Investment Restrictions

Each fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by the fund’s shareholders, the fund’s revised fundamental policies will be as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Other Proposed Changes

If approved by the shareholders, each Fund’s investment objective would be non-fundamental.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the portfolio managers in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund’s portfolio turnover rate may vary from year to year, as well as within a year. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See “Portfolio Transactions” in this SAI. See tables under “Financial highlights” in each fund’s Prospectus for the portfolio turnover rates.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. Portfolio turnover will not be a limiting factor should the investment manager deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to CAM or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Trustees who are not “interested persons” of the fund, as defined in the 1940 Act, or the investment manager (“Independent Trustees”), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor LMPFA, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a fund’s Board at its next regularly scheduled meeting.

Currently, the funds do not disclose their portfolio holdings on a website, but may do so in the future.

Set forth below are charts showing those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of [            ] each of the funds described in this SAI releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after Quarter End
Lipper	Quarterly	25 days after Quarter End
S&P	Quarterly	25 days after Quarter End
Morningstar	Quarterly	25 days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None

Recipient	Frequency	Delay Before Dissemination
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
The Bank of New York	Daily	None [CONFIRM]

With respect to each such arrangement, the funds have a legitimate business purpose for the release of information. The release of this information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by LMPFA on behalf of the funds. Neither LMPFA, the funds, nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by a fund’s Board from time to time, the subadviser(s) are primarily responsible for each fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to its sub-advisory agreement, the subadviser(s) are authorized to place orders pursuant to their investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadvisers in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the subadvisers’ monitoring of their portfolio transactions for compliance with its policies, the subadvisers utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds. ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

For the fiscal year ended December 31, 2006, each of the funds indicated below paid commissions for research-related services as follows:

Fund	Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
Global High Yield Bond Portfolio*	$	$
Strategic Bond Portfolio*	$	$

*	Fixed income funds do not generally pay brokerage commissions.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the 1940 Act. As a result, each fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2004, 2005 and 2006, the funds paid aggregate brokerage commissions and brokerage commissions to CGMI, as follows:

Fund	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid by the Fund to CGMI	% of Aggregate Brokerage Commissions Paid to CGMI	% of the fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through CGMI
Global High Yield Bond Portfolio
Year Ended December 31, 2004	$	$
Year Ended December 31, 2005	$	$
Year Ended December 31, 2006	$	$

Strategic Bond Portfolio
Year Ended December 31, 2004	$	$
Year Ended December 31, 2005	$	$
Year Ended December 31, 2006	$	$

As of December 1, 2005, LMIS became an affiliated person of the funds under the 1940 Act. For the period December 1, 2005 though December 31, 2005, the funds did not pay any brokerage commissions to LMIS or its affiliates. For the fiscal year ended December 31, 2006, brokerage commissions paid to LMIS or affiliates were as follows.

Fund	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid by the Fund to LMIS	% of Aggregate Brokerage Commissions Paid to LMIS	% of the fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commissions Effected Through LMIS
Global High Yield Bond Portfolio
Year Ended December 31, 2006	$	$

Strategic Bond Portfolio
Year Ended December 31, 2006	$	$

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the sub-advisers’ other clients. Investment decisions for each fund and for the sub-advisers’ other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the sub-adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

During the fiscal year ended December 31, 2006, certain funds purchased securities issued by the following regular broker-dealers of such fund, which had the following values as of December 31, 2006:

Fund	Broker-Dealer	Value of Securities as of December 31, 2005
Strategic Bond Portfolio		$

TAXES

[To be updated by amendment]

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in each fund’s Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Taxation of a Fund

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under the Code. Qualification as a RIC requires, among other things, that a fund:

(i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a fund will not be subject to federal income tax on its “investment company taxable income” (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of the sum of its investment company taxable income and its net tax-exempt interest income, if any, for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain.

If for any taxable year a fund does not qualify as a RIC, or fails to satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits.

A fund will be subject to a non-deductible 4% excise tax to the extent that a fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. These transactions may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

A fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Furthermore, certain fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.

Since the funds’ shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

Dividends. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from investment company taxable income are taxable as ordinary dividend income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as “capital gain dividends” are taxable as long-term capital gain whether received in cash or reinvested in additional shares, and regardless of how long the shareholders have held their shares.

Diversification. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account’s proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.

Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to federal, state or local taxes.

NET ASSET VALUE

For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to each fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in class-specific expenses, the per share net asset value of each class will differ. Please see “Share transactions—Share Prices” in the prospectus for a description of the procedures used by the fund in valuing its assets.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase Information. Each fund offers its Class I shares and Class II shares to the separate accounts of Participating Insurance Companies and Plans on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the Prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.

Payment of Securities. In addition to cash, the funds may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if the investment manager determines that the offered securities area a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the same manner as it values its portfolio securities in determining a fund’s share price. A fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

Redemption Information. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund’s then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

INVESTMENT MANAGER

LMPFA serves as investment manager to each fund pursuant to an agreement (each “Management Agreement”, collectively the “Management Agreements”) with the Trust on behalf of each fund that was approved by the Board, including a majority of the Independent Trustees, on June 28, 2006. Each Management Agreement became effective on August 1, 2006. The investment manager is a wholly-owned subsidiary of Legg Mason. Prior to August 1, 2006, the investment manager was similarly an indirect wholly-owned subsidiary of Legg Mason.

Under each Management Agreement, subject to the supervision and direction of the fund’s Board of Trustees, the investment manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The investment manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Investment decisions for a particular fund are made independently from those of other funds or accounts managed by LMPFA and/or the subadvisers. Such other funds or accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, LMPFA receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows:

Global High Yield Bond Portfolio*
First $1 Billion	0.800%
Next $1 Billion	0.775%
Next $3 Billion	0.750%
Over $5 Billion	0.700%

Strategic Bond Portfolio
First $1 Billion	0.650%
Next $1 Billion	0.625%
Next $3 Billion	0.600%
Over $5 Billion	0.575%
Over $10 Billion	0.550%

*	Services previously provided under the fund’s administrative agreement are incorporated into the fund’s management contract and there is no longer a separate administrative agreement.

For the fiscal years ended December 31, 2004, 2005 and 2006, LMPFA or its predecessor as investment manager has received the following amounts as management fees and has reimbursed the funds for expenses in the following amounts:

	Gross Fees	Waiver	Expenses Reimbursed
Global High Yield Bond Portfolio		$	$
Year Ended December 31, 2004	$	$	$
Year Ended December 31, 2005	$	$	$
Year Ended December 31, 2006	$	$	$

Strategic Bond Portfolio		$	$
Year Ended December 31, 2004	$	$	$
Year Ended December 31, 2005	$	$	$
Year Ended December 31, 2006	$	$	$

Each Management Agreement will have an initial term of two years and continue in effect year to year thereafter provided such continuance is specifically approved at least annually (a) by each fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. A fund or the investment manager may terminate the Management Agreement on 60 days’ written notice without penalty. Each Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trust’s directors, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The Subadvisers

The subadvisers of each fund perform the day-to-day portfolio management of the fund, except that, with respect to certain funds, LMPFA manages the cash and short-term investments of the fund. As compensation for its services, the manager will pay a fund’s subadviser a fee equal to .70% of the management fee paid to LMPFA. Since the sub-adivsory agreements went into effect on August 1, 2006, no fees were paid by the manager to a subadviser under the sub-advisory agreements during a fund’s past three fiscal years. The following is a list of each fund, its applicable sub-advisers, and the subadvisory fees paid by the manager to the applicable subadviser for the period from August 1, 2006 through December 31, 2006.

Fund	Sub-Adviser(s)	Subadvisory Fees
Global High Yield Bond Portfolio	Western Asset
Strategic Bond Portfolio	ClearBridge, Western Asset and Western Asset Limited

ClearBridge, a subsidiary of Legg Mason located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to certain funds noted above pursuant to sub-advisory agreements between the manager and ClearBridge that were approved by the Board, including a majority of the Independent Trustees, on June 28, 2006 (each a “Sub-Advisory Agreement”). Under the Subadvisory Agreements, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

For ClearBridge’s services, LMPFA (not the fund) pays ClearBridge a fee, computed daily and payable monthly, at an annual rate equal to 70% of the fee received by LMPFA from the above-listed funds.

Western Asset, a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the subadviser to certain Funds noted above pursuant to sub-advisory agreements between the manager and Western Asset that were approved by the Board, including a majority of the Independent Trustees, on June 28, 2006 (each a “Sub-Advisory Agreement”). Under the Subadvisory Agreement, the subadviser is responsible, subject to the general supervision of LMPFA and the Board, for the actual management of fund assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security.

For Western Asset’s services, LMPFA (not the fund) pays the subadviser a fee, computed daily and payable monthly, at an annual rate equal to 70% of the net fee received by LMPFA from the fund.

Western Asset Limited, 155 Bishopsgate, London EC2M 3TY, an affiliate of Legg Mason, serves as an investment sub-sub-adviser to Strategic Bond Portfolio under a Sub-Sub-Advisory Agreement between Western Asset Limited and Western Asset (“Sub-Sub-Advisory Agreement”).

Western Asset Limited provides research, analytical and trading support for the fund’s investment program, as well as exercising investment discretion for part of the fund, subject to the supervision of Western Asset and LMPFA and the overall direction of the Board. As compensation for Western Asset Limited’s services and for expenses borne by Western Asset Limited under the Sub-sub-Advisory Agreement, Western Asset pays Western Asset Limited a fee, computed daily and payable monthly, at an annual rate equal to 0.30% of the fund’s average daily net assets allocated to Western Asset Limited.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments for certain funds that is performed by LMPFA, manage a fund in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional fund managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect with respect to a fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the Sub-Sub-Advisory Agreement between Western Asset and Western Asset Limited, Western Asset Limited will not be liable for any error of judgment or mistake of law or for any loss suffered by LMPFA or by the fund in connection with the performance of the sub-sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Sub-Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board, by vote of a majority of the fund’s outstanding voting securities, by LMPFA, by Western Asset or by Western Asset Limited, on not less than 60 days’ notice to the fund and/or the other party(ies). The Sub-sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or sub-Advisory Agreement or upon the mutual written consent of LMPFA, Western Asset, Western Asset Limited and the Fund.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the Trust’s Board members and officers with respect thereto, and expenses related to a portfolio reorganization.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each fund, the investment manager, ClearBridge, Western Asset, Western Asset Limited and the funds’ distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Where personnel covered by a fund’s Code of Ethics are employed by more than one of the investment managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the fund’s Code of Ethics.

Copies of the Codes of Ethics of the funds, their investment manager, ClearBridge, Western Asset, Western Asset Limited and LMIS are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Board members may not agree with particular policies or votes by a sub-adviser, the Board has approved delegating proxy voting discretion to the sub-advisers believing that the sub-advisers should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the sub-adviser would vote the proxy in accordance with the principals set forth in its proxy voting policies and procedures.

Attached as Appendices B, C and D are the summaries of the guidelines and procedures that the respective subadvisers, on behalf of the funds, use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the respective fund or the sub-advisers, on the other hand. This summary of the guidelines gives a general indication as to how the sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the sub-advisers always endeavor to vote proxies relating to portfolio securities in accordance with the fund’s respective investment objectives.

Information on how the funds voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the funds use to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGERS [FUNDS TO UPDATE TABLE]

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below, none of the accounts shown were subject to fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Global High Yield Bond Portfolio	S. Kenneth Leech‡	registered investment companies with $ in total assets under management	other pooled investment vehicles with $ in assets under management	other accounts with $ in total assets under management**

	Stephen A. Walsh‡	registered investment companies with $ in total assets under management	other pooled investment vehicles with $ in assets under management	other accounts with $ in total assets under management**

	Michael C. Buchanan‡	registered investment companies with $ million in total assets under management	other pooled investment vehicles with $ in assets under management	other accounts with $ in total assets under management

	Ian R. Edmonds‡	registered investment companies in total assets under management	other pooled investment vehicles in total assets under management	other account with $ in total assets under management

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Strategic Bond Portfolio	S. Kenneth Leech‡	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ in assets under management	other accounts with $ in total assets under management**

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Stephen A. Walsh‡	registered investment companies with $ in total assets under management	other pooled investment vehicles with $ in assets under management	other accounts with $ in total assets under management**

	Keith J. Gardner‡	registered investment companies in total assets under management	other pooled investment vehicles with $ in assets under management	other accounts with $ in total assets under management***

	Matthew C. Duda‡	registered investment companies in total assets under management	other pooled investment vehicles in total assets under management	other accounts in total assets under management

	Detlev Schlichter‡	registered investment companies with $ in total assets under management	other pooled investment vehicles with $ million in assets under management	other accounts with $ billion in total assets under management****

	Andres Sanchez- Balcazar‡	registered investment companies in total assets under management	other pooled investment vehicles in assets under management	other accounts in total assets under management

**	Includes accounts managed, totaling $ , for which advisory fee is performance based.

***	Includes account managed, totaling $ , for which advisory fee is performance based.
****	Includes accounts managed, totaling $ , for which advisory fee is performance based.
†	Includes accounts managed, totaling $ , for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset and the investment manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

The description below relates to the manager and, ClearBridge Western Asset and Western Asset Limited, each affiliates of the investment manager. Certain of the funds’ portfolio managers may be employed concurrently by the investment manager and by either ClearBridge, Western Asset or Western Asset Limited. The manager follows the ClearBridge portfolio manager compensation policies described below.

ClearBridge, investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel. However, ClearBridge, investment professionals are employed concurrently by ClearBridge, and also by another investment advisor affiliated with Legg Mason, may be compensated under that other investment advisor’s compensation program.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). ClearBridge may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

Western Asset and Western Asset Limited Portfolio Manager Compensation

Western Asset Management Company’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the sub-advisers and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the sub-advisers seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each sub-adviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide the sub-advisers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-advisers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The subadviser(s) or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Global High Yield Bond Portfolio	S. Kenneth Leech	none
	Stephen A. Walsh	none
	Michael C. Buchanan	none
	Ian R. Edmonds	none

Strategic Bond Portfolio	S. Kenneth Leech	none

	Stephen A. Walsh	none
	Keith J. Gardner	none
	Matthew C. Duda	none
	Detlev Schlichter	none
	Andres Sanchez-Balcazar	none

DISTRIBUTORS

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the funds’ Board and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the funds’ distributor.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

Shares of each fund are sold continuously by LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason and an affiliate of the investment manager, and CGMI, each fund’s distributors. A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the distribution agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

With respect to each of the fund’s last three fiscal years and, with respect to LMIS, the period December 1, 2005 through December 31, 2006, no underwriting commissions/sales charges were paid to or retained by CGMI or LMIS.

Distribution Fees

Rule 12b-1 promulgated under the 1940 Act (the “Rule”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a written plan adopted in accordance with the Rule. The Board of Trustees of the Trust has adopted an amended distribution plan with respect to Class II shares of each fund pursuant to the Rule (the “Plan”). The Board, in the exercise of its business judgment made in the best interests of the shareholders of the funds, has determined that there is a reasonable likelihood that the Plan will benefit each of the funds and their shareholders and has approved the continuation of the Plan.

Class II shares of the funds are authorized, pursuant to the Plan adopted pursuant to the Rule, to pay LMIS and CGMI an annual distribution fee with respect to the Class II shares of each fund at the rate of 0.25% of the value of the average daily net assets attributable to the Class II shares. The distribution fee is paid to LMIS and CGMI for remittance to selected Participating Insurance Companies to compensate for activities primarily intended to result in the sale of Class II shares.

The expenses incurred in connection with these activities include, but are not necessarily limited to, the costs of: printing and distributing a Prospectus, SAI and reports to existing and prospective VA contract and VLI policy holders and Plan Participants who invest in a fund; preparing, printing and distributing sales literature relating to a fund and including materials intended for use within the Participating Insurance Companies; holding seminars and sales meetings designed to promote distribution of Class II shares of a fund; obtaining information and providing explanations to VA contract and VLI policy holders and Plan Participants regarding fund investment objectives and policies and other information about a fund, including the performance of the fund; training sales personnel regarding a fund; compensation sales personnel in connection with the allocation of cash values and premiums of the VA contracts to a fund; personal service and/or maintenance of VA contracts and VLI policy holders’ and Plan Participants’ accounts with respect to Class II shares of a fund attributable to such accounts; and financing any other activity that the Board of Trustees determines is primarily intended to result in the sale of Class II shares.

LMIS and CGMI may also make payments to assist in the distribution of a fund’s shares out of the other fees received by it or its affiliates from such fund, its past profits or any other sources available to it and such payments are deemed authorized by the Plan with respect to Class II shares.

The Plan does not provide for payments to assist in the distribution of a fund’s other class of shares. From time to time, LMIS and CGMI may waive receipt of fees under the Plan while retaining the ability to be paid under the Plan thereafter. The fees payable to LMIS and CGMI under the Plan and payments by LMIS and CGMI to selected Participating Insurance Companies are payable only for the various costs incurred or paid by such Participating Insurance Companies in connection with the distribution of Class II shares of a fund.

A quarterly report of the amounts expended with respect to each fund under the Plan, and the purposes for which such expenditures were incurred, is presented to the Trust’s Board for its review. In addition, each Plan provides that it may not be amended with respect to Class II shares of any fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that Class, and that other material amendments of the Plan must be approved by the Trust’s Board and by the Trustees who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and its related agreements are subject to annual approval of the Board by a vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to Class II shares of a fund at any time, by majority vote of the Trustees who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by the Trust by vote of a majority of the shares of Class II shares of a fund.

Listed below are the distribution fees paid by each fund for Class II Shares under its 12b-1 plan for the fiscal years ended December 31, 2004, 2005 and 2006.

Fund	Distribution Fees Paid for the Fiscal Year Ended December 31, 2006	Distribution Fees Paid for the Fiscal Year Ended December 31, 2005	Distribution Fees Paid for the Fiscal Year Ended December 31, 2004
Global High Yield Bond Portfolio		$32,032	$5,012
Strategic Bond Portfolio		$0	$0

For the year ended December 31, 2006 with respect to payments made to CGMI, and LMIS, the aggregate amount paid by the Class II shares of the Global High Yield Bond Portfolio under its Plan was as follows:

Fund	Compensation paid by CGMI and Affiliates to Selected Dealers(1)	Compensation paid by CGMI and Affiliates to Sales Personnel	Amount spent by CGMI and Affiliates on Advertising	Amount spent by CGMI and Affiliates for printing and mailing of Prospectus	Total Amount of Expenses Incurred by CGMI and its Affiliates in Connection with Distribution of the funds(2)

Global High Yield Bond Portfolio	$	$	$	$	$

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each fund’s Plan, as well as out of other revenue received by LMPFA and its affiliates.

	Compensation paid by LMIS and Affiliates to Selected Dealers(1)	Compensation paid by LMIS and Affiliates to Sales Personnel	Amount Spent by LMIS and Affiliates on Advertising	Amount spent by LMIS and Affiliates on printing and mailing of Prospectus	Total Amount of Expenses Incurred by LMIS and Affiliates in Connection with Distribution of the funds(2)
Global High Yield Bond Portfolio	$	$	$	$	$

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by LMIS and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by SaBAM and its affiliates.

Fees under the Distribution Plans may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of Class II shares of the funds, and to other parties in respect of the sale of Class II shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

Each Distribution Plan permits the fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to a distributor and others until the Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the flan for each Fund, the Trustees will review the Plan and the expenses for each class within the fund separately.

Each Plan also recognizes that various service providers to the fund, such as the investment manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Plan. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan, if permitted under applicable law.

As contemplated by the Distribution Plans, each distributor acts as an agent of the Trust in connection with the offering of shares of the fund pursuant to the respective Distribution Agreements.

CUSTODIAN AND TRANSFER AGENT

Custodian. State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, MA 02112, serves as each fund’s custodian. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. The Custodian neither determines the funds’ investment policies, nor decides which securities each fund will buy or sell. For these services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.

Transfer Agent. PFPC Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, RI 02940-9699, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board of Trustees, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

ADDITIONAL INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (CGMI”) and a number of its affiliates, including Smith Barney Fund Management LLC (“SBFM”) which were the investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). This funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Advisers Act. Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manger does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. the complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the former Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the funds’ investment manager believes that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of the funds’ investment managers and their affiliates to continue to render services to the funds under their respective contracts.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc. (formerly Salomon Brothers Asset Management Inc.) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and ClearBridge for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Management Inc.

Although there can be no assurance, the funds’ manager believes that this matter is not likely to have a material adverse effect on the fund.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                        ] has been selected as the funds’ independent registered public accounting firm to audit and report on the funds’ financial statements and highlights for the fiscal year ending December 31, 2007.

COUNSEL

[                        ] serves as counsel to each fund, and is located at [                        ].

[                        ] has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to each fund’s Prospectus.

ADDITIONAL INFORMATION

The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to the Trust Agreement. The Trust commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993, October 14, 1994 and July 24, 1997, the Trust changed its name to Smith Barney Shearson Series Fund, Smith Barney Series Fund, and Greenwich Street Series Fund, respectively. On May 1, 2006, the Trust changed its name to Legg Mason Partners Variable Portfolios II.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Annuity owners generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. The variable account will vote the shares of the Trust held by the variable account at regular and special meetings of the shareholders of the various portfolios in accordance with instructions received from the owners of a variable annuity contract or a certificate evidencing interest in a Contract, offered by certain insurance companies designated by the Trust, having a voting interest in the relevant subaccount (the “Subaccount”). For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

The Trust offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of seven series have been authorized, which represent the interests in the seven Funds described in the prospectus and this SAI. When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

The Participating Insurance Companies send a semi-annual report and an audited annual report to each owner of a Contract, each of which includes a list of the investment securities held by the Funds at the end of the period covered. Contract owners may make inquiries regarding the Trust and its Funds, including the current performance of the Funds, to a representative of a Participating Insurance Company or their Service Agent.

There will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Contract owner incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Proposed Changes. The Board has approved a number of initiatives designed to streamline and restructure the fund complex, and the Trust is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, each fund will become a series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

FINANCIAL STATEMENTS

Each predecessor fund’s audited financial statements and report in the predecessor funds’ annual report for the fiscal year ended December 31, 2006 is incorporated herein by reference in its entirety.

APPENDIX A

DESCRIPTION OF RATINGS

A description of the rating policies of Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Agency (“S&P”) with respect to bonds and commercial paper appears below.

Moody’s Corporate Bond Ratings

Aaa—Bonds which are rated “Aaa” are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated “A” possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated “B” generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated “Ca” represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s appends numerical modifiers “1”, “2” and “3” to certain of its rating classifications. The modifier “0” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.

S&P’s Corporate Bond Ratings

AAA—This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA—Bonds rated “AA” also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from “AAA” issues only to a small degree.

A—Bonds rated “A” have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—Bonds rated “BBB” are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C—Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI—Bonds rated “CI” are income bonds on which no interest is being paid.

D—Bonds rated “D” are in default. The “D” category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus (+) or minus (–) to show relative standing within the major rating categories.

Moody’s Commercial Paper Ratings

PRIME-1 (P-1)—Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of short-term debt obligations.

PRIME-2 (P-2)—Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of short-term debt obligations.

PRIME-3 (P-3)—Issuers (or related supporting institutions) rated “Prime-3” have an acceptable ability for repayment of short-term obligations.

NOT PRIME (NP)—Issuers rated “Not Prime” do not fall within any of the Prime rating categories.

S&P’s Commercial Paper Ratings

S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3—Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, a fund’s investment manager will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody’s, or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

APPENDIX B

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

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APPENDIX C

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors1 (ClearBridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

1	ClearBridge Advisors comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a

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non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES OF WESTERN ASSET MANAGEMENT COMPANY AND

WESTERN ASSET MANAGEMENT COMPANY LIMITED

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C

OTHER INFORMATION

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) (File Nos. 33-40603 and 811-06310).

(a)(1) First Amended & Restated Master Trust Agreement dated October 14, 1998 (“First Amended & Restated Master Trust Agreement”) is incorporated herein by reference to Post-Effective Amendment No. 19 as filed with the SEC on February 27, 2001 (“Post-Effective Amendment No. 19”).

(2) Registrant’s Amendment No.1 dated April 12, 2001 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 20 as filed with the SEC on April 27, 2001 (“Post-Effective Amendment No. 20”).

(3) Registrant’s Amendment No.2 dated November 21, 2001 to the First Amended and Restated Master Trust Agreement is incorporated herein by reference to Post-Effective Amendment No. 21 as filed with the SEC on February 6, 2002 (“Post-Effective Amendment No. 21”).

(4) Registrant’s Amendment No.3 dated December 17, 2001 to the First Amended and Restated Master Trust Agreement is incorporated herein by reference to Post-Effective Amendment No. 21.

(5) Registrant’s Amendment No. 4 dated June 27, 2002 to the First Amended and Restated Master Trust Agreement is incorporated herein by reference to Post-Effective Amendment No. 24 as filed with the SEC on August 26, 2002 (“Post-Effective Amendment No. 24”).

(6) Registrant’s Amendment No. 5 dated July 26, 2002 to the First Amended and Restated Master Trust Agreement is incorporated herein by reference to Post-Effective Amendment No. 24.

(7) Registrant’s Amendment No. 6 to the First Amended and Restated Master Trust Agreement dated as of the 29th day of April 2004 is incorporated herein by reference to Post-Effective amendment No. 34.

(8) Registrant’s Amendment No. 7 to the First Amended and Restated Master Trust Agreement dated April 29, 2005 is incorporated herein by reference to Post-Effective amendment No. 34.

(9) Registrant’s Amendment No. 8 to the First Amended and Restated Master Trust Agreement is incorporated by reference to Post-Effective amendment No. 34.

(10) Registrant’s Amendment No. 9 to the First Amended and Restated Master Trust Agreement dated September 16, 2005 is incorporated herein by reference to Post-Effective amendment No. 34.

(11) Amendment No. 10 to First Amended and Restated Master Trust Agreement dated April 1, 2006 is incorporated herein by reference to Post-Effective amendment No. 34.

(12) Amendment No. 11 to First Amended and Restated Master Trust Agreement dated October 18, 2006 is incorporated herein by reference to Post-Effective amendment No. 34.

(b)(1) Registrant’s amended and restated By-Laws is incorporated by reference to Post-Effective Amendment No. 26.

(c) Not Applicable.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement filed on January 26, 2007 (“Post-Effective Amendment No. 36”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable High Income Portfolio, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 36.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Money Market Portfolio, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 36.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Global High Yield Bond Portfolio, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 36.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Strategic Bond Portfolio, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 36.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Government Portfolio, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 36.

(7) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Partners Variable Adjustable Rate Income Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 36.

(8) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable High Income Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 36.

(9) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Money Market Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 36.

(10) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Global High Yield Bond Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 36.

(11) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Strategic Bond Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 36.

(12) Form of Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), regarding Legg Mason Partners Variable Strategic Bond Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 36.

(13) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Government Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 36.

(e)(1) Distribution Agreement dated December 1, 2005 by and between the Trust and Legg Mason Investor Services, LLC (“LMIS”) is incorporated by reference to Post-Effective Amendment No. 33

(2) Amendment dated December 1, 2005 to Distribution Agreement dated as of June 5, 2000 between the Trust and Citigroup Global Markets Inc. (“CGMI”) is incorporated by reference to Post-Effective Amendment No. 33.

(3) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and CGMI to be filed by amendment.

(4) Form of Letter Agreement amending Exhibit A of the Distribution Agreement between the Registrant and LMIS to be filed by amendment.

(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36.

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 36.

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 36.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 36.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36.

(g)(1) Custodian Services Agreement dated January 1, 2006 by and between the Trust and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 33.

(h)(1) Transfer Agency and Services Agreement dated as of January 1, 2006 by and between the Trust and PFPC, Inc. is incorporated by reference to Post-Effective Amendment No. 33.

(2) License Agreement between the Trust and Citigroup Inc. is incorporated by reference to Post-Effective Amendment No. 33.

(3) License Agreement between the Trust and Legg Mason Properties, Inc. is incorporated by reference to Post-Effective Amendment No. 33.

(i)(1) Opinion of Counsel on Legality of Shares; Willkie Farr & Gallagher LLP is incorporated by reference to Post-Effective Amendment No. 33.

(2) Willkic Farr & Gallagher, LLP opinion of counsel on legality of Fundamental Value Portfolio Class II Shares is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 28, 2006 (“Post-Effective Amendment No. 35”).

(3) Goodwin Proctor LLP opinion of counsel on Legality of Shares; is incorporated by reference to Post-Effective Amendment No. 33.

(4) Goodwin Proctor LLP opinion of counsel on legality of Fundamental Value Portfolio Class II Shares is incorporated herein by reference to Post-Effective Amendment No. 35.

(5) Opinion and consent of Counsel as to the legality of the securities being registered to be filed by amendment.

(j)(1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of attorney dated April 12, 2006 is incorporated by reference to Post-Effective amendment No. 34.

(k) Not Applicable.

(l) Purchase Agreement is incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement filed with the SEC on October 15, 1991.

(m)(1) Amended Shareholder Services and Distribution Plan for Equity Index Portfolio, Growth and Income Portfolio, Aggressive Growth Portfolio and Fundamental Value Portfolio is incorporated by reference to Post-Effective amendment No. 34.

(n) Amended and Restated Rule 18f-3 Plan is incorporated by reference to Post-Effective amendment No. 34.

(2) Amended Rule 18f-3(d) multiple Class Plan for Legg Mason Partners Variable Portfolios II dated as of October 18, 2006 is incorporated herein by reference to Post-Effective Amendment No. 35.

(3) Amended and Restated Rule 18f-3(d) Multiple Class Plan to be filed by amendment.

(o) Not Applicable.

(p)(1) Form of Code of Ethics of the Registrant, Smith Barney Fund Management LLC and CGMI is incorporated by reference to the Registration Statement.

(2) Code of Ethics of Citigroup Asset Management—North America and certain registered Investment companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge), is incorporated herein by reference to Post-Effective Amendment No. 33.

(3) Code of Ethics of Legg Mason Investors Services, LLC dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 33.

(4) Code of Ethics of CGMI is incorporated herein by reference to Post-Effective Amendment No. 25.

(5) Code of Ethics of WAM and WAML dated as of February, 2005, is incorporated herein to Post-Effective Amendment No. 34.

(6) Code of Ethics of Batterymarch Financial Management, Inc. dated August 1, 2006 is incorporated by reference to Post-Effective amendment No. 34.

Item 24. Persons Controlled by or under Common Control with Registrant

The Registrant is not controlled directly or indirectly by any person. Information with respect to the Registrant’s investment manager and each subadviser is set forth under the caption “Management” in the prospectus included in Part A of this Amendment to the Registration Statement on Form N-1A.

Item 25. Indemnification

The response to this item is incorporated by reference to Pre-Effective Amendment No. 3

The response to this item is, in part, incorporated by reference to the Registrant Statement. Reference is also made to (a) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (the “CGMI Distribution Agreement”), incorporated by reference herein; (b) paragraph 7 of the Amendment to the CGMI Distribution Agreement incorporated by reference herein; (c) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadvisor — ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds,

Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipal Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Sector Series, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Trust II, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Investment Series, Legg Mason Partners Investment Trust, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Smith Barney Money Funds Inc. and Legg Mason Partners Sector Series, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Trust II, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Investment Series, Legg Mason Partners Investment Trust, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Smith Barney Money Funds Inc. and Legg Mason Partners Sector Series, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c)	Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Variable Portfolios IV
125	Broad Street
New	York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
399	Park Avenue
New	York, NY 10022

With respect to the Registrant’s Subadvisers:

(3)	c/o Clearbridge Advisors, LLC
399	Park Avenue
New	York, NY 10022

(4)	c/o Western Asset Management Company, and

Western asset Management Company Limited

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(5)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(6)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(7)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(8)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

(9)	PFS Investments, Inc.

3120 Breckinridge Blvd

Duluth, GA 30099-0062

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS VARIABLE PORTFOLIOS II, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on this 30th day of January, 2007.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II, on behalf of its series

Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Strategic Bond Portfolio

By:	/s/ R. Jay Gerken
R. Jay. Gerken Chairman of the Board (Chief Executive Officer)

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on January 30, 2007.

Signature	Title
/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Kaprel Ozsolak Kaprel Ozsolak	Treasurer and Chief Financial Officer

/s/ Dwight B. Crane* Dwight B. Crane	Trustee

/s/ Burt N. Dorsett* Burt N. Dorsett	Trustee

/s/ Elliot S. Jaffe* Elliot S. Jaffe	Trustee

/s/ Stephen E. Kaufman* Stephen E. Kaufman	Trustee

/s/ Cornelius C. Rose, Jr.* Cornelius C. Rose, Jr.	Trustee

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
Not Applicable